March 15, 1999

VIA EDGAR


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  PFL Life Variable Annuity Account A
     File No. 811-08197, CIK 0001034624
     Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the "Act"), PFL Variable Annuity Account A, a unit investment trust registered under the Act, recently mailed to its contract owners the annual report for the following underlying management investment companies: Atlas Insurance Trust, Dreyfus Variable Investment Fund, Endeavor Series Trust, Federated Insurance Series and WRL Series Fund, Inc. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on March 1, 1999, Atlas Insurance Trust filed its annual report with the Commission via EDGAR (CIK: 1031877); on February 23, 1999, Dreyfus Variable Investment Fund filed its annual report with the Commission via EDGAR (CIK: 813383); on March 5, 1999, Endeavor Series Trust filed its annual report with the Commission via EDGAR (CIK: 847254); on February 26, 1999, Federated Insurance Series filed its annual report with the Commission via EDGAR (CIK: 912577); and on February 26, 1999, WRL Series Fund, Inc. filed its annual report with the Commission via EDGAR (CIK: 778207). To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

PFL Life Insurance Company

/s/  Frank A. Camp

Frank A. Camp
Division General Counsel
Financial Markets Division